NET SALES (Details) - BRL (R$) R$ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Gross sales	R$ 57,017,142	R$ 47,601,020	R$ 59,550,424
Sales deductions
Returns and cancelations	(234,643)	(155,950)	(91,291)
Discounts and rebates	(6,936,630)	(5,526,032)	(7,459,520)
Total	49,845,869	41,919,038	51,999,613
Taxes on sales	(2,442,587)	(2,163,463)	(2,168,667)
Net sales	R$ 47,403,282	R$ 39,755,575	R$ 49,830,946